November 18, 2004




Securities and Exchange Commission
Washington, D.C. 20549

Commissioners:

We have read Texxon, Inc.'s statements included under Item 4.01 of its Form 8-K for November 18, 2004, and we agree with such statements concerning our Firm.

                                    Very truly yours,

                                    TULLIUS TAYLOR SARTAIN & SARTAIN LLP

                                    /s/ James R. Taylor
                                    -------------------------------
                                    James R. Taylor, CPA

JRT:rdb